--------------------------------------------------------------------------------
                                PANORAMA TRUST
                     PICTET GLOBAL EMERGING MARKETS FUND
                  PICTET INTERNATIONAL SMALL COMPANIES FUND
                         PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------

                                [Graphic Omitted]

                                  ANNUAL REPORT
                                DECEMBER 31, 1998

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------

Dear Shareholders,

    It is with pleasure that I present a combined 1998 Annual Report which also includes a summary for the new Pictet Eastern European Fund launched in April. The report summarizes the performance last year together with our 1999 outlook for all three Funds.

    In emerging markets, Asia is now clearly benefiting from the structural changes brought by the 1997 crisis with stunning out-performance in the fourth quarter of 1998 and in early 1999. The enormous valuation disparity between this region, Latin America and Europe is finally starting to reverse. At the time of writing, the massive overvaluation of the Latin American region compared with Asia and Europe has partially unwound and the year should see positive returns for investors.

    Pictet International Small Companies Fund began and closed the year on a positive note. Valuations in the smaller companies marketplace are clearly attractive compared with larger companies and our outlook for this asset class continues to be positive.

    Since its inception earlier this year, Pictet Eastern European Fund performed favorably in what was a turbulent year for these markets, gaining from an asset allocation and stock selection perspective. With progress made in market reforms and institutional restructuring underway in most Central European countries, we are optimistic of the potential opportunities to find value within these markets in the coming year.

    The addition of the new Fund within Panorama Trust reflects the continuing demand by investors for access to carefully structured investment vehicles which offer attractive and complementary specialist asset classes. We look forward to helping you, the shareholders, achieve your investment objectives in 1999.

    Yours sincerely,

/s/ Jean Pilloud

    Jean Pilloud
    President and Chairman

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                          PORTFOLIO MANAGER'S REPORT

    In a second disappointing year for emerging markets, the IFC Global Composite Index fell by 21.2% and the value of the Fund declined by 23.1%.

    The Fund rebuilt its positions in Asia in the latter months of 1997, and was well placed to benefit from a strong rebound in the region's markets in the first quarter of 1998, particularly in Korea, Thailand and China. This technical recovery from oversold levels coincided with a bottoming-out in currencies, although it did not extend to Indonesia, where the Rupiah currency continued to sell off sharply. Indian GDR positions also suffered as foreign premia dropped, exacerbating market weakness. The poor performance from the subcontinent continued into the second quarter as the nuclear stand-off between India and Pakistan resulted in the West's imposition of economic sanctions. Other Asian markets also suffered during this period, as Yen weakness, concerns over the Japanese economy and the problems in Russia reversed the gains seen earlier in the year. Uncertainty continued into the third quarter, although the early signs of corporate/bank restructuring coupled with strong trade accounts and currencies, and easing interest rates underwrote strength in Thailand and Korea. Additions were made to the portfolio to further reinforce the overweight strategy in Asia, and this resulted in a strong performance contribution to the Fund in the final three months of the year as lower interest rates spurred a sharp rebound in equities.

    In contrast to the strong position in Asia, the portfolio maintained an aggressive under-weighting to Latin America throughout 1998. Regional equities began the year generally overvalued, particularly against their Asian counterparts. The comparison with Asia also extended to macro-economic conditions: after the Far Eastern currencies devalued in 1997, the risk of similar events occurring in Latin America seemed high given the large budget and current account deficits in the region. Our strategy proved beneficial to the portfolio, particularly in the second half of the year as rising capital outflows from Brazil, together with a major downgrading in the foreign debt rating from Moody's, set the scene for weak regional markets and currencies. This culminated in early 1999 with a mini-devaluation in the Brazilian Real.

    In the rest of the universe -- Europe, Middle East and Africa -- there was a huge divergence in market performances over the year. During this time the portfolio remained broadly overweight in these regions, particularly in Greece, Israel, South Africa and -- in the second half -- Turkey. Greece and Portugal (which are not considered emerging markets by most definitions) were the major gainers in the region over the period, buoyed by enthusiasm over lower interest rates as European nations prepared for the single currency. At the other end of the scale, the collapse in Russia, following the credit crisis in August, impacted other financially-stretched countries in the region, such as Turkey. The portfolio began the year very underweight in Russia, a position that was maintained until September when the extremely cheap levels to which stocks had fallen could no longer be ignored, and a neutral position was rebuilt. Elsewhere returns were mixed in the African continent, with the gold shares in South Africa performing well in the first three quarters of the year before selling off sharply in the final three months in response to a strengthening of the Rand.

    At the time of writing, the massive overvaluation of the Latin American region compared with Asia and Europe has partially unwound. Positions in Brazil and Mexico are being rebuilt at a measured pace, while holdings in Russia have also been increased further. This may appear to be the start of a major shift in strategy. However a recovery from a credit shock is never quick, judging by Asia's experience, so caution needs to be exercised with regard to timing re-entry into these markets. In Asia, the portfolio over-weighting remains into 1999: the restructuring of banks and corporates has only just begun, holding the potential for balance sheet de-leveraging and higher returns on equity in the year ahead.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

              FUND COUNTRY WEIGHTS AS A PERCENTAGE OF NET ASSETS
                             AT DECEMBER 31, 1998

                 South Korea                          17.4
                 Taiwan                               10.3
                 South Africa                          8.5
                 Indonesia                             6.7
                 India                                 6.0
                 Thailand                              5.9
                 China                                 5.6
                 Philippines                           5.1
                 Cash                                  4.5
                 Brazil                                3.8
                 Israel                                3.1
                 Mexico                                3.1
                 Egypt                                 2.1
                 Poland                                1.8
                 Malaysia                              1.6
                 Morocco                               1.6
                 Greece                                1.5
                 Argentina                             1.4
                 Czech Republic                        1.4
                 Russia (Fed.)                         1.4
                 Pakistan                              1.1
                 Chile                                 1.0
                 Miscellaneous                         1.0
                 Venezuela                             0.8
                 Lebanon                               0.7
                 Hungary                               0.6
                 Kenya                                 0.6
                 Sri Lanka                             0.5
                 Peru                                  0.4
                 Jordan                                0.3
                 Turkey                                0.2
                 Slovak Republic                       0.0

            FUND COUNTRY WEIGHTS VERSUS IFC GLOBAL COMPOSITE INDEX
                             AT DECEMBER 31, 1998

                 Taiwan                               -6.5
                 Brazil                               -5.3
                 Mexico                               -4.2
                 Portugal                             -3.8
                 Malaysia                             -3.2
                 Chile                                -3.0
                 Saudi Arabia                         -2.8
                 Greece                               -2.5
                 Turkey                               -1.8
                 Morocco                              -1.1
                 Argentina                            -0.9
                 Colombia                             -0.7
                 China                                -0.7
                 Hungary                              -0.6
                 Peru                                 -0.4
                 Nigeria                              -0.2
                 Jordan                               -0.2
                 Zimbabwe                             -0.1
                 Slovak Republic                       0.0
                 Other                                 0.0
                 South Africa                          0.2
                 Sri Lanka                             0.4
                 Venezuela                             0.4
                 Russia (Fed.)                         0.4
                 Pakistan                              0.9
                 Czech Republic                        0.9
                 Poland                                0.0
                 India                                 1.1
                 Israel                                1.4
                 Egypt                                 1.8
                 Philippines                           2.9
                 Thailand                              4.1
                 Indonesia                             5.9
                 South Korea                          13.2

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                     MARKET REVIEWS & INVESTMENT OUTLOOK

    Although 1998 was a poor year for emerging stock markets it may well have served as a springboard for the restructuring required in many of the emerging economies. With a few exceptions, Asia is now clearly benefiting from the structural changes brought by the 1997 crisis. Latin America, on the other hand, has a substantial amount of homework left to do, in particular BRAZIL. Europe is a mixed bag, with TURKEY resembling a cheaper version of BRAZIL, whilst GREECE and POLAND are gradually being pulled into the orbit of the Euro and the beneficial effects of convergence. The end game in emerging markets is being played out as we write. The Brazilian equity market will probably have to fall further before the country swallows the medicine it requires but, if it does, a spectacular buying opportunity could develop, as it did in Asia a year earlier. This holds out the possibility that both Asia and Latin America could be on the recovery track together within the next twelve months, representing the bulk of the emerging markets universe.

    The stunning outperformance of the Asian markets in the fourth quarter, and in early 1999, has finally started to reverse the enormous valuation disparity between this region, Latin America and Europe. Both currencies and stock markets were strong, in stark contrast to the rest of the emerging world.

    KOREA (+122%) and INDONESIA (+121%) stood out although PHILIPPINES and THAILAND were not far behind. Trade and current accounts continued to improve across the region and recent Yen strength has added to the competitiveness of Asia. Liquidity remains abundant everywhere as real and nominal interest rates continue to fall. This has underpinned the domestic impetus behind the stock market rallies. The restructuring story is being played out faster in some countries than others. The Korean chaebols have now committed themselves to drastically reduced gearing levels financed by asset sales and a reduction in the number of business units. However, delays in the implementation of proper bankruptcy laws are hindering the restructuring of the finance sector in THAILAND and INDONESIA. The Korean government capped this year with the early repayment of US $ 2.5 billion of the IMF loan, well ahead of market expectations considering the nation's effective bankruptcy at the end of 1997. Valuations are moving up rapidly and stock picking is likely to become more difficult this year.

    Moving to Eastern Europe, the declining interest rate trend continues unabated and has provided solid support for equities after the August/ September setbacks. However POLAND, which has seen perhaps the most aggressive rate cuts, has recently suffered a sharp deterioration in its trade balance. Declining corporate profits also point to a potential competitiveness problem. In this environment, a scandal at Elektrim, where the management apparently concealed a 1996 option agreement giving a local businessman the right to buy a stake in the GSM mobile phone subsidiary at a nominal price, has not helped sentiment, and corporate governance remains a major issue. The Hungarian economy has remained buoyant, as reflected in the stock market, but the country's dependence on capital flows could yet come back to haunt it, especially if the impending Brazilian crisis once again cuts off credit to the emerging world. Although the CZECH market remains mired in the structural problems of the country, it remains cheap. Unlike HUNGARY, its dependence on capital flows is small and could be a saving grace in the unsettled climate. Russian valuations appear to discount all conceivable political and economic risks and there has been some tentative interest in the stock market despite anaemic volumes. One ray of hope has been the continued inflow of FDI as evidenced by the purchase of 2.5% of Gazprom by Ruhrgas of GERMANY, and the 25% purchase of Vimpelcom by NORWAY's Telenor.

    The Greek convergence story appears intact although equity valuations, particularly in an emerging markets context, are painfully stretched. This is the overriding reason for our underweight position. The 1999 budget aims to meet all the Maastricht criteria by the end of the year and, judging by the remarkable success of last year's budget, few would bet against GREECE achieving its goals. At 12%, interest rates are far above the European average leaving ample room for cuts when the time comes. Standard & Poors upgraded the sovereign debt rating to BBB in recognition of its economic performance and it is hard to see the outlook improving much further. In TURKEY, by contrast, it is hard to see a worse outlook, tempered only by our view that the country is home, once again, to possibly one of the world's cheapest stock markets. The investment community's lack of consensus is evident in the violent volatility of stock prices. After the fall of the Yilmaz government in November, the possibility of a four party coalition finally reared its head this year giving some ground for optimism. The political instability has so far overshadowed some notable economic improvements, especially on the inflation front. The treasury's vast borrowing requirement hangs over the market and further instability in the emerging world could easily damage the slowly improving sentiment. A buying opportunity is close at hand.

    In the Middle East, our main area of focus has been ISRAEL, where currency weakness forced a massive hike in interest rates (+400 basis points) in an effort to curb inflationary expectations now running as high as 10% for next year. The stock market took a big hit before recovering about half of its losses in the last two months of the year. In SOUTH AFRICA, the bewildering movements in the rand have bedevilled the stock market, which is split between exporters (mainly mines) benefiting from rand weakness and domestic stocks stifled by the high interest rate policies aimed at stabilising the currency. Our preference for mining shares cost us dearly as the currency strengthened over 10% from its August lows while falling rates boosted the banks and the retailers where we are underexposed. Corporate activity continued apace, but not all of it positively. In particular the trend towards overseas listings by companies such as Anglo American is not a good sign.

    INDIA remains a big disappointment. Despite encouraging signs that some economic reform might be implemented, such as opening the insurance sector or recognizing patents, politics intervened in the form of the November state elections where the BJP did poorly. Foreign investors took US $ 102 million out of the equity market last quarter, reflecting concern about declining industrial output and excess capacity. In addition, the overvalued US 64 Fund continues to hang over the market and will need a multi-billion dollar refinancing in the medium term. With a budget deficit still at 6% of gross domestic product, only decisive action on the part of the government will revive this ailing market.

    The cause of the most recent volatility is Latin America, and specifically BRAZIL. As we write BRAZIL is in the middle of a full blown currency crisis but its effect on the rest of the region and the emerging world is unclear. Even as the stock market recovered in the fourth quarter the political and economic climate was deteriorating, culminating in the failure by congress to pass one of the IMF program key tax raising measures in early December. Confidence was destroyed. The mini-devaluation engineered in January will probably be insufficient to restore confidence and the country will continue to lose foreign exchange reserves, yet will have to maintain interest rates at punitively high levels. The effect on the rest of South America has been severe, and in MEXICO the currency is also under heavy pressure. Our asset allocation has heavily underweighted the region for some time so relative performance should benefit, barring any serious contagion in Asia. More importantly, the massive overvaluation of the Latin American region compared with Asia and Europe is gradually being unwound. Our experience in Asia suggests that this process can take some time, and it is easy to buy into distressed markets too early. But the process of valuing companies in Latin America as the crisis unfolds over the next few months should be easier than the equivalent Asian exercise in 1997 and 1998. Transparency is better and companies are largely unleveraged. By and large, creditors will be negotiating with one borrower, the government.

    A good illustration of the way valuations have changed in the last 12 months are the telephone companies of Sao Paulo (Telesp) in BRAZIL and INDONESIA (PT Telekom). As recently as June 1998 Telesp sold for over US $ 2000 per access line whereas PT Telekom was worth less than one quarter, at US $ 500 per line. Today the equivalent valuations are US $ 891 for Telesp and US $ 736 for PT Telekom. Both now trade substantially below replacement cost and at significant discounts to global averages. At the current pace it should not be long before a buying opportunity emerges in Brazilian stocks such as these.

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

                          PORTFOLIO MANAGER'S REPORT

    The Fund appreciated 5.4% in 1998 compared with 3.3% for the HSBC James Capel World ex-U.S. Smaller Companies Index (the "Index").

    Equity market sentiment explored the full range of possibilities in 1998; the year began and ended on a wave of optimism, but uncertainty and negativity dominated the mood in the second and third quarters. Nevertheless, the end result was generally satisfying, as major market indices in the U.S. and Europe recorded gains in Dollar terms ranging from 15% (the UK) to 50% (Italy) and Asian markets stemmed the slide initiated in 1997.

    1998 started on a positive note, especially in Europe, where investors swept away concerns relating to the collapse of Asian economies to focus on the positive effects of falling bond yields and favorable liquidity conditions. Japan also recovered on the strength of expectations that government measures to stimulate the economy would bear fruit. Some of the markets which had suffered severe losses in 1997, such as Thailand, Malaysia and the Philippines bounced back as speculative attacks on currencies abated and local governments began to implement measures to promote stability.

    Unfortunately, the period of calm in Asia proved to be short-lived. Unrest in Indonesia, dire economic news and the decline in the value of the Yen, which stoked fears of another currency rout, resulted in losses of more than 35% in Dollar terms in Hong Kong and Singapore in the second quarter of 1998. Japan rallied late in the quarter to emerge relatively unscathed, again because investors kept their faith in the government's capacity to implement meaningful reform. Europe sailed through the first two months of the second quarter before faltering slightly in June with a round of profit taking, especially in peripheral markets such as Italy.

    June's pause was the precursor to a severe deterioration in sentiment in Europe. Turmoil in Russia and concerns over Latin America finally forced analysts to acknowledge that the region could not remain unscathed from the deterioration in global economic conditions. Earnings expectations were pared back and the MSCI Europe Index fell almost 15% in Dollar terms in the third quarter. Asian markets actually held up reasonably well during this turbulent period, not because of any improvement in the economic environment but because valuations already reflected the worst case scenario.

    The final quarter of the year started as badly as the third quarter had ended. The gloom dissipated quickly though as interest rate cuts in the U.S. and Europe underlined the highly favorable interest rate environment and heralded the return of a semblance of stability to emerging markets. The asset-based equity markets of Asia responded best and Hong Kong and Singapore recorded strong gains. Japan also performed well in relative terms, largely because of the Yen's 15% gain against the Dollar in the final quarter. In Europe, equity markets were the led by the countries with the most to gain from the convergence of Euroland interest rates to the 3% level, namely Italy, Spain and Ireland. Results were mixed elsewhere; France performed well on the strength of excellent conditions in the consumer sector while the UK and Germany lagged because of their relatively heavy exposure to the manufactured goods sector.

    Looking ahead, we remain bearish on Japan because economic conditions faced by smaller companies are terrible and because we remain unconvinced that the hard medicine needed to revitalize the banking sector will not be taken. We are neutral on Hong Kong and Singapore, not because economic fundamentals have improved, but because it is unwise to oppose the momentum that falling interest rates and improving sentiment can have in these equity markets. While we harbor reservations about valuations in certain European markets, especially at the blue chip end of the market, we remain positive on the outlook for the region. Low bond yields, expectations that interest rates will continue to fall, the continuing flow of cash into market-oriented savings vehicles and the emergence of a European equity culture should underpin the performance of regional equity markets.

    While 1998 closed on a positive note, it was a difficult year for smaller companies. The asset class has failed to keep pace with large caps for several years now but the degree of under-performance accelerated in the second half of 1998 with a performance from the MSCI EAFE Index of more than 18%. It is no surprise that investors elected to seek safety in bonds and blue chip stocks during the turbulent third quarter but it is disappointing that small caps failed to make up lost ground in the fourth quarter. Valuations in the smaller companies marketplace are clearly attractive and we are hopeful that institutional investors will be attracted back to this asset class.

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

              FUND COUNTRY WEIGHTS AS A PERCENTAGE OF NET ASSETS
                             AT DECEMBER 31, 1998

                 UK                                   20.8
                 France                               12.7
                 Germany                              10.2
                 Italy                                 7.3
                 Netherlands                           5.7
                 Australia                               5
                 Spain                                 4.9
                 Sweden                                4.9
                 Belgium                               4.5
                 Cash                                  4.1
                 Switzerland                           4.1
                 Ireland                               3.3
                 Hong Kong                               2
                 Japan                                   2
                 Norway                                1.9
                 Portugal                              1.7
                 Denmark                               1.7
                 Austria                               1.6
                 Singapore                             1.1
                 Finland                               0.5

 FUND COUNTRY WEIGHTS VERSUS HSBC JAMES CAPEL WORLD EX-U.S. SMALLER COMPANIES
                             AT DECEMBER 31, 1998

                 Japan                               -12.3
                 Switzerland                          -2.5
                 New Zealand                          -1.4
                 Finland                              -0.9
                 Denmark                              -0.8
                 Singapore                            -0.6
                 Norway                               -0.6
                 Austria                              -0.2
                 Malaysia                              0.0
                 Other                                 0.0
                 Hong Kong                             0.2
                 Spain                                 0.3
                 Sweden                                0.4
                 Portugal                              0.4
                 Netherlands                           0.8
                 Australia                             1.3
                 Ireland                               1.4
                 Belgium                               2.1
                 Germany                               2.3
                 Italy                                 2.6
                 UK                                    3.3
                 France                                4.2

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

                     MARKET REVIEWS & INVESTMENT OUTLOOK

JAPAN

    The Japanese equity market enjoyed a firm rebound in the final quarter of the year, rising by over twenty percent in Dollar terms. Much of the rise is attributable to the strength of the currency, which appreciated from nearly 140 Yen to the Dollar to 115 Yen in the early weeks of the period, a rise of over 15%. Smaller companies modestly outperformed in spite of the gloomy economic background, proving their time-honoured correlation with the bond market, which also saw a spectacular reversal in trend and a doubling of yields at the long end in the last six weeks of the year.

    The quarter began miserably with October bringing the weakest Tankan survey in four years, bankruptcies at record levels and the sharpest reversal ever in a GDP growth forecast by the EPA (from 1.9% to -2% for the calendar year). The final straw came with the resurgence of the Yen, which appeared to extinguish one of the few sources of hope for the economy, namely exports. Against this background the benchmark bond yield fell as low as 0.7%, equities touched ten-year lows and the threat of major financial instability resurfaced as the value of banks' hidden assets plunged.

    Fortunately, these developments forced the Government into its most aggressive measures to date, promising a huge 60 trillion Yen to recapitalise the banks and a doubling of the fiscal stimulus package to 30 trillion Yen. Allied to interest rate cuts in the U.S. and Europe and the easing of pressure on Asian currencies as the Yen rose, these announcements gave grounds for guarded optimism, though no relief will be apparent on the earnings front for some time. The reporting of interim results in November was followed by many shocking downgrades and overall earnings are expected to fall by nearly 40% this year (excluding financials).

    Rather than focus on the dreadful economic background and profit outlook, therefore, investors were encouraged by the authorities to pin their hopes on a coalition of the LDP and Liberal parties and the corresponding possibility of income tax cuts. Consumption-related shares performed strongly on the strength of expectations that the newly imposed 5% sales tax might be abolished. Construction shares remained buoyant too with the banks' much publicized acceptance of public money easing concerns of more financial failures in the sector. However, pouring money into virtually bankrupt construction companies merely perpetuates the problems of overcapacity in both the industry itself and in banking. Until these issues are tackled, with others such as over-employment and excess capital investment, corporate returns are bound to remain weak and the likelihood of economic recovery low.

    Thus, we are disinclined to change our underweight stance in Japan. The structural inadequacies of the Japanese economy are still being "papered-over" -- unfortunately it may require widespread industrial and financial bankruptcy to bring about the required shift in priorities. With most Japanese companies offering uncompetitive returns on demanding multiples, our attention should remain on growth areas such as services (in particular software development and outsourcing) and consumer finance.

ASIA PACIFIC

    The third quarter had been exceptionally volatile in Asia and ended with measures being taken by the authorities in Malaysia and Hong Kong to reduce the sense of panic that threatened to overwhelm regional currency and equity markets. The final three months, however, presented a completely different picture. Falling interest rates reduced the risk of deflation and the buoyancy of the Yen took the pressure off regional currencies. As a result, equity markets in Asia posted strong gains, led by Singapore (+50%) and Hong Kong (+28%).

    In Hong Kong, the October interest rate cut by the U.S. Federal Reserve allowed the prime rate to fall for the first time since March, and inter-bank rates there fell sharply as a result. Equities rose nearly 30% in this month alone as solid institutional buying and short covering by speculative funds combined to drive prices higher in a thin market. With evidence mounting that confidence and liquidity were returning to the residential property market, domestic asset plays led the market.

    The pattern was similar in Singapore, where banking and property stocks witnessed a huge re-rating and contributed to the large cap index rising by around 50% in the first two months of the quarter. This was after inter-bank rates touched a forty-one month low and the Monetary Authority of Singapore eased capital adequacy requirements which should allow banks to boost their historically low returns on equity.

    In both markets, investors chose to focus on interest rates rather than economics. The Hong Kong economy contracted by 7% in the third quarter and unemployment has risen sharply to 5.3%. As is usual when markets are driven by liquidity in relatively light trading volumes, small caps tended to lag the larger benchmarks, particularly so in Hong Kong where they managed a relatively modest rise of just 17% in Dollar terms.

    Australia continues to live up to its safe-haven billing. Business investment and personal consumption have shown unexpected resilience to the region's problems and Australia is the only OECD economy to benefit from upward forecasts in GDP growth, to around 5%. The positive background was further improved by interest rate cuts, though the currency de-coupled from the Yen to hit a low of 55 cents against the U.S. Dollar as the outlook for commodity prices remained depressed. The market's rise of just 6.5% appears miserly given the huge rises elsewhere, but reflects the stability of the Australian market in the previous quarter.

CONTINENTAL EUROPE

    Continental markets started the final quarter of 1998 as badly as they had ended the third; by October 8, the big gains recorded earlier in the year had been wiped out. This reversal was at least partially warranted by a more careful assessment of the economic prospects for the region in the wake of the slowdown in global economic growth. Business confidence has fallen, capacity utilization appears to have peaked, producer prices are falling and leading indicators now suggest that economic expansion will fall below 2% in 1999.

    On their own, these indicators refute the strength of the recovery in regional equity markets since the lows of October. However, other factors are at work, not the least of which is the continuing resilience of European consumer confidence and household spending. This divergence of opinion between consumers and manufacturers is unusual, and given this dichotomy, the question is whether industrial gloom will eventually infect consumer sentiment, or whether continued strength in household spending will support the economy until conditions in the industrial sector improve. The current environment favors the latter scenario. The absence of inflation is underlined by the coordinated move to reduce Euroland interest rates to 3% (3.5% in Italy) on December 3 and while inflationary pressures are significant in some Euroland markets, Ireland and Spain in particular, we do not expect a shift to a more restrictive monetary stance in the near term.

    On balance, we believe that the prospects for European equity markets in 1999 are positive. In addition to the support provided by low interest rates, inflows to mutual funds continue to grow and the "equitization" of Europe ensures a steady flow of cash out of bonds and into stocks. The biggest risk lies in earnings forecasts and valuations. Consensus expects 12% earnings growth in Europe in 1999 and the recent rally has stretched valuations to levels which proved to be unsustainable earlier on.

    Fund flows into European equities have worked to the advantage of large companies and as a result, valuation differentials are pronounced in favor of smaller companies. This valuation gap confers a degree of defensiveness on the small cap sector and we are hopeful that continued strength in regional markets will eventually persuade investors to seek out the value available at the smaller end of the market.

    We have steadily reduced exposure to manufacturers of basic industrial goods over the course of the past few months and positioned the portfolio to take advantage of more favorable conditions prevailing in the services and consumer goods sectors.

UNITED KINGDOM

    The deterioration in UK economic indicators gathered pace in the fourth quarter. Manufacturing output fell 1.5% in the three months to the end of October, unemployment has started to creep up, consumer confidence has deteriorated and growth in retail sales has declined.

    Conditions in the manufacturing sector are terrible. Confederation of British Industry (CBI) surveys highlight the extent to which competitiveness was impaired by the relative strength of Sterling in 1997. Business confidence has fallen to levels not seen since 1980, the CBI measure of inventory "adequacy" has risen to levels witnessed during the 1990-1992 recession and as producer prices actually fell 0.5% in the year to the end of November, the risk of deflation is real.

    With all this bad news, the Bank of England Monetary Policy Committee
(MPC) was forced to reverse course. Base interest rates rose 150 basis points
(bps) to 7.5% between January 1997 and October 1998. Exporters protested as the currency rose, but the MPC cited the risk of inflationary pressure arising from above-trend wage increases to tighten the monetary screws. Rate cutting finally started with a modest 25 bps in October followed by 50 bps cuts in each of November and December to bring rates down to 6.25%.

    Now that wage settlements appear to have fallen back to levels consistent with MPC inflation targets, there appears to be further scope to cut rates in the coming months. Sterling has retreated from its highs, but as inflation is virtually non-existent in most of Continental Europe, and rates in Euroland are only 3%, the yield differential will limit the benefit to exporters and conditions in the manufacturing sector will remain difficult over the course of the next 12 months.

    The impact of lower rates will be more keenly felt in the consumer sector. Rising household confidence and higher spending, together with continued growth in the service segment of the economy, albeit at a slower pace, should allow the economy to avoid outright recession. Most economists now expect GDP to expand less than 1% this year, down from 2.7% in 1998.

    We have remained neutral on the UK equity market despite the economic environment because valuations appeared to have factored in the worst case scenario. This is especially true in the smaller companies market; according to Warburg Dillon Read, small cap share prices are at their lowest level for 20 years relative to large caps. Based on Pictet valuation measures, UK small caps are the cheapest in our investment universe. The small cap market appears to have found firmer footing over the past few weeks and we are hopeful that improving sentiment should help restore valuations to more reasonable levels in the coming months.

PANORAMA TRUST
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------

                          PORTFOLIO MANAGER'S REPORT

    Since inception in April 1998, the portfolio declined by 34% compared to over 60% for the IFC Global Eastern Europe Index, producing an out-performance over the period of 27%.

    Although Russia was the worst performing market over the period, the portfolio's underweight positon in this market resulted in an overall positive contribution of 1295 bps and was also the major contributor to the out-performance of the portfolio. Since the crisis of August 17th, Russian stocks still remain very illiquid and average daily volumes fluctuate around an average of US $2 million.

    In Poland, good stock selection coupled with the positive impact of an overweight postion contributed to the portfolio's overall out-performance by 659 bps. During the last quarter we moved to gradually accumulate Hungary, but in doing so in a rising market we lost 238 bps on the stock selection. In the Czech Republic and Poland, stock selection provided a positive contribution of 87 bps and 223 bps respectively.

    The other main factor for the out-performance of the portfolio was the larger than average cash position which gave more flexibility in a volatile environment and added performance in weak and volatile markets (480 bps). We are currently increasing our exposure to the markets of Central Eastern Europe which will reduce the cash balance to normal operating levels. The Fund should emerge well positioned to benefit from the convergence play of Central Eastern Europe into an enlarged European Union.

PANORAMA TRUST
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------

              FUND COUNTRY WEIGHTS AS A PERCENTAGE OF NET ASSETS
                             AT DECEMBER 31, 1998

                 Hungary                              32.7
                 Croatia                              26.8
                 Russia (Fed.)                        15.8
                 Cash                                 10.2
                 Czech Republic                        9.4
                 Poland                                5.1

PANORAMA TRUST
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------

                       MARKET REVIEWS & INVESTMENT OUTLOOK

    For the countries of central and eastern Europe, the Baltics and the CIS, 1998 has been a year of stresses and contrasts. The crisis of confidence in emerging markets sparked a collapse of the Russian financial system, forced Ukraine to renegotiate its domestic debt, unhinged the Slovak Republic's fixed exchange rate and required countries across the region to brace themselves against the dangers of contagion. The crisis is far from over and many of its effects are yet to be revealed. The end game in emerging markets is being played out as we write. The Brazilian crisis jarred the emerging markets and introduced a new wave of uncertainty. However, while the initial market reaction was severe across the region, a number of the transition economies have demonstrated an impressive resilience. Eurobond spreads, domestic money market rates and exchange rate shifts -- key indicators of domestic and foreign investor confidence -- already show a pattern of striking variation across the region as investors have begun to adopt greater selectivity in the wake of a broad reassessment of economic fundamentals and risk.

    In POLAND, the aftershocks of the Russian crisis have faded enough to allow for several substantial interest rate cuts. On December 9th, for the fifth time this year, the Monetary Policy Council (MPC) cut the 28-day intervention rate from 17.0 per cent to 15.5 per cent. It also lowered the discount rate and the Lombard rate. The interest rate cuts were expected to increase local consumption and improve earnings growth which has been one of the main drawbacks for the market. Contrary to these expectations, slowing economic growth pushed November earnings below forecasts. The growth slowdown has intensified; industrial production adjusted for working days fell around 6 per cent in November versus a 3 per cent decline in October. October exports were off 7.3 per cent in dollar terms from a year ago. The 3 per cent GDP growth forecast for 1999, which was once at the bottom of consensus forecasts, may need to be revised down further. We expect another 150 basis points rate cut before the end of the first-quarter 1999. However, this may be the last cut for some time as we believe it will be difficult for the central bank to further reduce rates in the face of a widening current account deficit. Corporate governance problems were recently highlighted by the scandal with Elektrim, the management of which apparently intentionally concealed a 1996 option agreement with a local businessman, allowing him to purchase 6.5 per cent of Elektrim's GSM business at nominal price. Despite this negative background, the stock market gained ground with selected stocks recovering some of the losses incurred in the beginning of the quarter.

    The CZECH economy continues to suffer from deep structural problems - recession (2 per cent negative GDP forecast for 1999), high corporate indebtedness (65 per cent of GDP), bankrupt banking sector, and strong crown. The government has made timid attempts to push forward with the privatisation, but as a minority government it lacks political leverage. Nevertheless a bail-out plan for the banks was finally put in place (the subordinated debt issue to Ceska Sporitelna gives it some breathing room, at least until privatisation in 1999). The government has also reiterated its intention to help out some debt-burdened companies. Yet, the measures proposed do not offer comprehensive solutions mostly because they do not provide an answer to the main question as to who is to restructure and run the ailing banks and corporates. The economic data is poor, and the Czech National Bank is aggressively cutting rates. Industrial production fell 7.6 per cent year on year in October, while industrial producer prices fell by 0.4 per cent month on month in November, implying a drop in the annual rate to 2.8 per cent from 3.3 per cent in the previous month. The current account deficit fell to US $27 million in third-quarter 1998, from US $676 million in third-quarter 1997. The investable universe remains limited to telecoms and utilities.

    Our belief that the structural reform success story will ultimately reward HUNGARY is being supported by the recent strong economic growth. The economy is less unbalanced than its neighbors with the 4 per cent GDP growth forecast in 1999 leading to only 4.3 per cent current account deficit, up just 0.3 per cent from our 1998 forecast. On the bottom-up side, the earnings profile of Hungary is less cyclical and more domestically oriented than most emerging markets. Earnings growth should be around 37 per cent in 1998, trailing off to only 28 per cent in the 1999 and 2000. Hungarian corporates have been the best in the region at delivering on earnings. While the smaller cap names may represent better value (NABI), we believe the big caps offer enough upside to let us avoid chasing smaller less liquid stocks. On the negative side, the Hungarian market remains highly exposed to developments in Western Europe and capital movements. This makes it significantly more volatile than other Eastern European markets. An eventual slow-down in export growth, combined with increased domestic consumption will put pressure on the current account, and on the Forint accordingly.

    The RUSSIAN stock market rally, which began in September, continued through November, mostly on the back of extremely low valuations which appear to discount all conceivable political risks, and for the very negative economic outlook exacerbated by the further collapse in oil prices and the worst grain harvest in decades. We believe that neither oil prices nor economic reform will rescue Russia quickly. The main issue appears to be one of politics. Russian policy-makers have a distinct interest in sounding market-friendly to the West in order to maximise the chances of IMF lending even though the domestic political agenda calls for more protectionism, industrial policy and monetary emission. With Duma elections in 1999 and presidential elections in 2000 or sooner, the importance of winning votes is paramount. Russia's actions over the (still unsettled) GKO restructuring and international debt defaults are more indicative of actual policy than any statement that Russia is planning to pass a tight budget and planning on IMF aid in the short term. It is unlikely that Russian politics will revert to market reforms prior to the presidential elections. On the other side Russia continues to attract FDI and December saw the closure of two large deals -- Germany's Ruhrgas bought 2.5 per cent of Gazprom, and Telenor of Norway bought 25 per cent of Vimpelcom. The latter confirmed our consistently positive outlook for the company.

    In Eastern Europe, convergence remains the prevailing theme. Inflation and nominal interest rates will continue their decline, whilst the economic growth backdrop for the region ex-Russia is positive. External imbalances, although prevalent, are modest. Stock markets are well placed. Corporate earnings should modestly recover in Poland and rise in Hungary, our two overweights. A recovery will be priced into the Czech Republic, a neutral weighting, moving through the second half of 1999. Russia, however, remains a "political wild card" and uncertainty over the timing of any political fall-out in Moscow will be a tempering influence for many investors.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                  PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

               HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                     PICTET GLOBAL EMERGING MARKETS FUND

                                     VS.

           INTERNATIONAL FINANCE CORPORATION GLOBAL COMPOSITE INDEX
                                TOTAL RETURN+


                                                       International Finance
                        Pictet Global                    Corporation Global
                    Emerging Markets Fund           Composite Index Total Return
                    ---------------------           ----------------------------
Oct. 04, 1995              $10,000                             $10,000
Dec. 31, 1995                9,528
Dec. 31, 1996               10,321                              10,260
Dec. 31, 1997                9,156                               8,768
March 31, 1998               9,589                               9,413
June 30, 1998                7,195                               7,379
Sept. 30, 1998               5,977                               5,942
Dec. 31, 1998                7,040                               7,060

+ International Finance Corporation Global Composite Index Total Return is an index composed of 1,650 stocks covering 27 markets.

Index information is available at month-end only; therefore, the closest month-end to inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN*

  PICTET GLOBAL EMERGING MARKETS FUND                                   ACTUAL
  -----------------------------------                                   ------
  Year Ended 12/31/98 .......................................          -23.22%
  Inception (10/04/95) through 12/31/98 .....................          -10.26%

--------------------------------------------------------------------------------
* Assumes the reinvestment of all dividends and distributions.

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                  PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

               HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                  PICTET INTERNATIONAL SMALL COMPANIES FUND

                                     VS.

         HSBC JAMES CAPEL WORLD EXCLUDING U.S. SMALL COMPANIES INDEX+
                                      &
          FINANCIAL TIMES/S&P WORLD EX-U.S. MEDIUM-SMALL CAP INDEX++

                                             HSBC James              Financial
                                            Capel World             Times/S&P
                       Pictet                excluding             World-ex-U.S.
                 International Small          U.S. Small           Medium-Small
                    Companies Fund*         Companies Index         Cap Index
                    --------------          ----------------        ----------

Feb. 07, 1996           $10,000                 $10,000              $10,000
Dec. 31, 1996            10,285                  10,649               10,297
Dec. 31, 1997             9,495                   9,284                9,207
March 31, 1998           11,294                  10,837               10,732
June 30, 1998            11,006                  10,503               10,445
Sep. 30, 1998             9,136                   8,738                9,093
Dec. 31, 1998            10,003                   9,590               10,540

 + The HSBC James Capel World excluding U.S. Small Companies Index is an index composed of 1,200 smaller company stocks covering 21 markets.
++ The Financial Times/S&P World Indices are capitalization weighted indices.
   The Financial Times/S&P World ex-U.S. Medium -- Small Capitalization Index represents the bottom 25% of the World Index in terms of market capitalization.

Index information is available at month-end only; therefore, the closest month-end to inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN*

  PICTET INTERNATIONAL SMALL COMPANIES FUND                             ACTUAL
  -----------------------------------                                   ------
  Year Ended 12/31/98 .............................................      5.35%
  Inception (02/07/96) through 12/31/98 ...........................      0.01%

--------------------------------------------------------------------------------
* Assumes the reinvestment of all dividends and distributions.

PANORAMA TRUST
PICTET EASTERN EUROPEAN FUND

--------------------------------------------------------------------------------
                  PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

               HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                         PICTET EASTERN EUROPEAN FUND

                                     VS.

        INTERNATIONAL FINANCE CORPORATION GLOBAL EASTERN EUROPE INDEX+
                                      &
                        BARINGS EASTERN EUROPE INDEX++

                                           International
                             Pictet           Finance
                            Eastern         Corporation             Barings
                            European       Global Eastern           Eastern
                             Fund           Europe Index          Europe Index
                             ----           ------------          ------------
April 2, 1998               $10,000           $10,000                $10,000
June 30, 1998                 7,790             6,365                  6,916
Sept. 30, 1998                5,360             3,097                  4,033
Dec. 31, 1998                 6,607             3,977                  5,051

 + The International Finance Corporation Global Eastern Europe Index is an
   index composed of 141 stocks covering 5 markets.
++ The Barings Eastern Europe Index is an index composed of 88 stocks covering
   4 markets.

Index information is available at month-end only; therefore, the closest month-end to inception date of the fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN*

PICTET EASTERN
  EUROPEAN FUND                                                        ACTUAL
  -----------------------------------                                  ------
  Inception (04/07/98) through 12/31/98 ...........................    -33.93%

* Assumes the reinvestment of all dividends and distributions.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                      DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                                      VALUE
  SHARES                                                             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 92.3%
ARGENTINA - 1.4%
     63,500   Nobleza Piccardo SA@                                 $    216,102
    197,290   Siderca SA                                                225,121
     32,000   YPF SA, Sponsored ADR, Class D                            894,000
                                                                   ------------
                                                                      1,335,223
                                                                   ------------
BRAZIL - 0.9%
     47,400   Cia Vale Do Rio Doce                                      439,379
  8,556,000   Embratel Participacoes SA                                  74,354
  8,556,000   Tele Celular Sul Participacoes                              7,931
  8,556,000   Tele Centro Oeste Celular Participacoes                     6,727
  8,556,000   Tele Centro Sul Participacoes                              56,651
  8,556,000   Tele Leste Celular Participacoes                            3,399
  8,556,000   Tele Nordeste Celular Participacoes                         4,320
  8,556,000   Tele Norte Celular Participacoes                            2,762
  8,556,000   Tele Norte Leste Participacoes                             70,105
  8,556,000   Tele Sudeste Celular Participacoes                         24,077
  8,556,000   Telemig Celular Participacoes                               6,019
  8,556,000   Telesp Celular Participacoes SA                            36,823
  8,556,000   Telesp Participacoes SA                                   109,760
                                                                   ------------
                                                                        842,307
                                                                   ------------
CHILE - 1.0%
     11,390   Cia Cervecerias Unidas SA, Sponsored ADR                  219,258
      9,050   Gener SA, Sponsored ADR                                   144,800
     29,160   Masisa SA, Sponsored ADR                                  185,895
     12,550   Quimica y Minera de Chile SA, Sponsored ADR, B Shares     422,778
                                                                   ------------
                                                                        972,731
                                                                   ------------
CHINA - 5.6%
  3,018,000   Anhui Conch Cement Company Ltd., Class H+                 335,004
  2,095,000   Beijing Datang Power Generation Company Ltd., Class H     628,695
     38,200   China International Marine Containers Ltd., Class B        18,046
    245,000   China Telecom Ltd.                                        423,744
  1,716,000   Founder Hong Kong Ltd.                                    380,959
  1,054,000   Guangdong Kelon Electric Holding, Class H                 938,691
  1,636,500   Heilongjiang Electric Power Company Ltd., Class B+        523,680
  1,190,000   Huaneng Power International, Inc., Class H                422,389
    450,000   Ng Fung Hong Ltd.                                         403,673
  1,807,000   Qingling Motor Company Ltd., Class H                      317,198
    800,000   Shanghai Dazhong Taxi Company, Class B+@                  337,600
  2,158,000   Zhejiang Expressway Company, Ltd., Class H                437,305
    518,000   Zhenhai Refining & Chemical Company, Ltd., Class H         79,563
                                                                   ------------
                                                                      5,246,547
                                                                   ------------
CZECH REPUBLIC - 1.4%
     41,700   Ceska Sporitelna AS                                       159,757
     21,700   Ceske Energeticke Zavody AS+                              479,796
     12,560   Ceske Radiokomunikace, GDR+                               405,060
     17,000   SPT Telecom AS+                                           259,382
                                                                   ------------
                                                                      1,303,995
                                                                   ------------
EGYPT - 2.1%
    150,000   Al Ezz Porcelain                                          356,305
      7,100   Alexandria Real Estate Investment Company                 264,761
     93,999   Arabian International Construction                        634,011
        200   Egyptian Financial and Industrial                           3,308
      1,229   Egyptian International Pharmaceuticals Investments
              Company                                                    61,709
     67,268   Egyptian Mobile Phone Network                             409,329
         50   Egyptian Starch & Glucose Manufacturing Company+              652
     13,260   Oriental Weavers Company                                  295,570
                                                                   ------------
                                                                      2,025,645
                                                                   ------------
GREECE - 1.5%
      5,600   National Bank of Greece SA                              1,260,540
      6,300   Panafon Hellenic Telecom SA                               168,822
                                                                   ------------
                                                                      1,429,362
                                                                   ------------
HUNGARY - 0.6%
     20,000   BorsodChem RT, GDR                                        520,500
                                                                   ------------
INDIA - 6.0%
     27,000   Bajaj Auto, GDR                                           421,875
    188,647   India Access Fund+                                      1,344,110
     35,000   ITC, Ltd., Sponsored GDR                                  779,625
     44,000   Mahanagar Telephone Nigam, Ltd., GDR                      536,800
    150,000   Reliance Industries Ltd., GDR                             840,000
    281,800   The India Fund, Inc.                                    1,778,863
                                                                   ------------
                                                                      5,701,273
                                                                   ------------
INDONESIA - 6.7%
  6,190,000   Asuransi Lippo Life Tbk                                   251,469
  8,660,000   Bank Internasional Indonesia                              243,562
     49,000   Freeport-McMoran Copper & Gold, Inc., Class B             511,438
    510,000   Gudang Garam Tbk                                          742,687
  1,400,000   Indofood Sukses Makmur Tbk                                708,750
  2,444,500   Pabrik Kertas Tjiwi Kimia                                 634,042
  5,425,000   Ramayana Lestari Sentosa@                               1,305,391
    555,000   Semen Gresik                                              575,812
    210,100   Telekomunikasi Indonesia, ADR, Series B                 1,365,650
                                                                   ------------
                                                                      6,338,801
                                                                   ------------
ISRAEL - 3.1%
     18,000   ECI Telecommunication, Ltd.                               641,250
     23,200   Gilat Satellite Networks Ltd.+                          1,278,900
    390,949   Makhteshim-Agan Industries Ltd.                           845,194
      8,600   Nice Systems, Ltd., Sponsored ADR                         185,975
                                                                   ------------
                                                                      2,951,319
                                                                   ------------
JORDAN - 0.3%
     36,100   Jordan Phosphate Mines Company@                            76,560
     50,000   The Housing Bank                                          194,522
                                                                   ------------
                                                                        271,082
                                                                   ------------
KENYA - 0.6%
    214,000   Kenya Breweries Ltd.@                                     232,100
    118,026   Kenya Commercial Bank Ltd.@                               116,545
    104,708   Kenya Power & Lighting Company Ltd.@                      210,179
                                                                   ------------
                                                                        558,824
                                                                   ------------
LEBANON - 0.7%
     23,400   Banque Liban, GDR, B Shares                               666,900
                                                                   ------------
LUXEMBORG - 0.7%
     75,000   Quilmes Industrial SA, ADR                                698,438
                                                                   ------------
MALAWI - 0.1%
     17,000   Press Corporation, GDR@                                   113,050
                                                                   ------------
MALAYSIA - 1.6%
    382,000   Kuala Lumpur Kepong Berhad@##                             496,600
     70,000   Nestle Malaysia Berhad@##                                 212,800
    247,000   Star Publications (Malaysia) Berhad@##                    266,760
    252,000   Telekom Malaysia Berhad@##                                504,000
                                                                   ------------
                                                                      1,480,160
                                                                   ------------
MEXICO - 3.1%
    238,000   Consorcio ARA, SA de CV                                   600,707
    643,000   Controladora Comercial Mexicana SA de CV                  453,119
    174,000   Corporation GEO, SA de CV                                 483,089
    290,000   Grupo Mexico SA, Class B                                  761,232
     78,000   Pepsi-Gemex SA, Sponsored ADR                             609,375
                                                                   ------------
                                                                      2,907,522
                                                                   ------------
MOROCCO - 1.6%
      6,000   Ona SA@                                                   698,481
      6,300   Wafabank@                                                 789,192
                                                                   ------------
                                                                      1,487,673
                                                                   ------------
PAKISTAN - 1.1%
    570,500   Engro Chemicals Pakistan Ltd.@                          1,031,487
    125,000   Hub Power Company, Ltd.@                                   32,035
         72   Pakistan State Oil Company, Ltd.@                             113
                                                                   ------------
                                                                      1,063,635
                                                                   ------------
PERU - 0.4%
     42,100   Southern Peru Copper Corporation                          397,319
                                                                   ------------
PHILIPPINES - 5.0%
  2,125,000   Ayala Land, Inc.                                          600,900
  8,374,500   International Container Terminal Services, Inc.+@         699,669
    309,780   Manila Electric Company, Class B                          995,437
     84,000   Metropolitan Bank & Trust Company                         604,627
  3,793,000   Philippine Long Distance Telephone                        351,023
    431,000   San Miguel Corporation, Class B                           830,977
  3,392,400   SM Prime Holdings Inc.                                    645,341
                                                                   ------------
                                                                      4,727,974
                                                                   ------------
POLAND - 1.8%
     28,000   Bank Polska Kasa Opieki SA                                350,997
     38,300   Elektrim SA                                               414,644
     48,000   KGHM Polska Miedz SA                                      170,940
     49,000   KGHM Polska Miedz SA, GDR                                 352,800
     79,910   Telekomunikacja Polska, GDR, Series A                     407,541
                                                                   ------------
                                                                      1,696,922
                                                                   ------------
RUSSIA - 1.4%
     34,000   Gazprom, ADR                                              288,150
     20,000   LUKOil Holdings, Sponsored ADR+                           320,000
     82,000   Rostelecom, Sponsored ADR                            $    343,375
  3,000,000   Unified Energy Systems                                     91,500
     24,000   Unified Energy Systems, GDR                                78,000
     16,780   Vimpel Communications, Sponsored ADR                      217,091
                                                                   ------------
                                                                      1,338,116
                                                                   ------------
SLOVAKIA - 0.0%#
      2,700   Chirana Prema AS+@##                                          733
      5,326   Nafta Gbely AS@                                            46,248
                                                                   ------------
                                                                         46,981
                                                                   ------------
SOUTH AFRICA - 8.5%
     96,000   Anglo American Platinum Corporation Ltd.                1,315,258
     30,000   Anglogold Ltd.                                          1,167,353
     60,000   Comparex Holdings Ltd.                                    486,906
    128,000   Gold Fields Ltd.                                          706,252
    255,000   Harmony Gold Mining Company, Ltd.+                      1,177,539
     16,000   Impala Platinum Holdings Ltd.                             217,308
     42,000   Nedcor Ltd.                                               713,043
    217,000   Sanlam Ltd.                                               215,517
    210,000   Sappi Ltd.                                                811,086
     71,000   South African Breweries                                 1,195,739
                                                                   ------------
                                                                      8,006,001
                                                                   ------------
SOUTH KOREA - 17.4%
    270,000   Housing & Commercial Bank                               3,344,140
    108,000   LG Chemical Ltd.                                        1,176,060
     26,239   LG Information & Communication+                           704,505
    127,500   Korea Electric Power Corporation                        3,158,354
     51,000   Oriental Chemical Industries Company, Ltd.                716,459
     23,492   Samsung Display Devices Company                         1,158,001
     22,446   Samsung Electronics Company                             1,505,729
     71,830   Samsung Electro-Mechanics Company                       1,552,436
      3,506   Samsung Fire & Marine Insurance Company                 1,311,471
     26,800   Samsung Securities Company, Ltd.                          735,162
     48,800   Shinsegae Department Store                              1,070,923
                                                                   ------------
                                                                     16,433,240
                                                                   ------------
SRI LANKA - 0.5%
    130,356   John Keells Holdings Ltd.                                 424,805
                                                                   ------------
TAIWAN - 10.3%
    268,180   Accton Technology Corporation, GDR+                       811,245
     75,750   Acer Inc.+                                                102,505
    126,718   Asia Cement Corporation, GDR+@                          1,156,302
    504,400   Cathay Life Insurance Corporation                       1,628,107
     64,000   China Steel Corporation, Sponsored GDS                    780,800
    140,000   Compal Electronics, Inc.                                  456,238
  1,019,240   Everest Textile Company, Ltd.                             911,053
    770,000   Fubon Insurance Company                                   831,657
    168,000   Hon Hai Precision Industry Company, Ltd.                  928,119
    394,000   Phoenixtec Power Company, Ltd.                            776,505
    655,000   United Microelectronics Corporation, Ltd.                 819,258
  1,152,480   Walsin Lihwa Corporation                                  511,498
                                                                   ------------
                                                                      9,713,287
                                                                   ------------
THAILAND - 5.9%
    412,900   Bangkok Bank Public Company, Ltd. (F)                     851,926
  1,050,000   Bank of Asia Public Company, Ltd. (F)                     866,575
    112,600   BEC World Plc Ltd. (F)                                    619,532
     83,800   Delta Electronics Thai (F)@                               442,630
    337,700   Electricity Generation Power Company (F)                  915,088
     62,500   Siam Cement Company, Ltd. (F)                           1,416,781
    240,000   Thai Farmers Bank Public Company, Ltd.                    422,558
                                                                   ------------
                                                                      5,535,090
                                                                   ------------
TURKEY - 0.2%
 12,381,750   Aksa Akrilik Kimya Sanayii AS@                            149,149
                                                                   ------------
VENEZUELA - 0.8%
    157,555   Ceramica Carabobo, Class A@                                13,955
     16,132   Ceramica Carabobo, Class A, Sponsored ADR@                 12,099
     10,820   Cia Anonima Nacional Telefonos de Venezuela, ADR          192,731
    954,720   La Electronicidad de Caracas                              412,162
 11,161,173   Sudamtex de Venezuela, Class A@                            67,224
  1,600,007   Venezolana de Pulpa Y Papel, Class A@                      24,801
                                                                   ------------
                                                                        722,972
                                                                   ------------
TOTAL COMMON STOCKS (COST $91,058,382)                               87,106,843
                                                                   ------------
PREFERRED STOCKS - 3.0%
BRAZIL - 2.9%
        827   Banco Bradesco                                                  5
  1,630,000   Banco Itau SA                                             795,931
 17,312,000   Centrais Electricas Brasileiras SA                        332,413
     75,000   Cia Vale Do Rio Doc, Class A                              962,135
 65,000,000   Lojas Americanas SA                                       314,711
 26,064,000   Tele Leste Participacoes                                  325,733
     59,900   Vale do Rio Doce                                              496
                                                                   ------------
                                                                      2,731,424
                                                                   ------------
PHILIPPINES - 0.1%
    646,333   Cosmos Bottling Company@                                  111,322
                                                                   ------------
TOTAL PREFERRED STOCKS (COST $3,292,252)                              2,842,746
                                                                   ------------
RIGHTS -- 0.2%
BRAZIL - 0.0%#
         34   Banco Bradesco SA, Expire 02/15/99+                             0
  8,255,000   Lojas Americanas SA, Expire 01/21/99+##                        28
                                                                   ------------
                                                                             28
                                                                   ------------
SOUTH KOREA - 0.2%
      1,070   Samsung Fire & Marine Insurance Company,
              Expire 01/14/99+##                                        205,643
                                                                   ------------
TAIWAN - 0.0%#
        280   Compal Electronics, Inc., Expire 01/22/99+##                    2
                                                                   ------------
TOTAL RIGHTS (COST $0)                                                  205,673
                                                                   ------------
TOTAL INVESTMENTS (COST $94,350,634*)                     95.5%      90,155,262
OTHER ASSETS AND LIABILITIES (NET)                         4.5        4,206,614
-------------------------------------------------------------------------------
NET ASSETS                                               100.0%     $94,361,876
-------------------------------------------------------------------------------
 * Aggregate cost for Federal tax purposes was $95,132,495.
 + Non-income producing security.
 # Amount represents less than 0.1%.
## The valuations of these securities have been determined by procedures established by the Pricing Committee of the Board of Trustees. The cost of the denoted securities at December 31, 1998 was $3,124,986, with a value of $1,686,566, representing 1.8% of total net assets.
 @ Illiquid Security (unaudited). These are securities that the Adviser believes cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. The value of the denoted securities at December 31, 1998 was $9,522,884, representing 10.1% of total net assets.

Abbreviations:
ADR     American Depositary Receipt
GDR     Global Depositary Receipt
GDS     Global Depositary Shares
(F)     Foreign Shares

AT DECEMBER 31, 1998, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):
                                                        % OF NET      VALUE
INDUSTRY DIVERSIFICATION                                 ASSETS      (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
Banking                                                    11.8%   $ 11,103,323
Telecommunications                                          6.5       6,118,453
Electrical and Electronics                                  6.4       6,081,539
Chemicals                                                   6.1       5,768,851
Beverage and Tobacco                                        5.8       5,497,774
Utilities -- Electric and Gas                               4.8       4,572,562
Insurance                                                   4.5       4,238,221
Multi-Industry                                              4.4       4,185,629
Financial Services                                          3.4       3,215,814
Electronic Components and Instruments                       3.4       3,210,002
Construction and Housing                                    3.3       3,134,588
Broadcasting and Publishing                                 3.1       2,926,424
Building Materials and Components                           2.8       2,609,318
Appliances and Household Durables                           2.6       2,444,420
Merchandising                                               2.5       2,376,314
Metals - Non Ferrous                                        2.4       2,236,317
Data Processing and Reproduction                            2.1       1,967,590
Gold Mines                                                  2.0       1,883,791
Energy Sources                                              1.9       1,769,828
Real Estate                                                 1.6       1,511,002
Forest Products and Paper                                   1.6       1,469,929
Metals - Steel                                              1.5       1,445,300
Food and Household                                          1.4       1,325,875
Miscellaneous Materials and Commodities                     1.4       1,303,719
Textiles and Apparel                                        1.0         911,053
Transportation                                              0.8         792,951
Automobiles                                                 0.8         739,073
Business and Public Services                                0.7         699,669
Industrial Components                                       0.5         511,498
Recreation, Other Consumer Goods                            0.5         453,119
Wholesale & International Trade                             0.4         414,644
Energy Equipment and Services                               0.1         125,811
Health and Personal Care                                    0.1          61,709
Machinery and Engineering                                  0.0#             733
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                        92.3      87,106,843
PREFERRED STOCKS                                            3.0       2,842,746
RIGHTS                                                      0.2         205,673
--------------------------------------------------------------------------------
TOTAL INVESTMENTS                                          95.5%     90,155,262
OTHER ASSETS AND LIABILITIES (NET)                          4.5       4,206,614
--------------------------------------------------------------------------------
NET ASSETS                                                100.0%   $ 94,361,876
--------------------------------------------------------------------------------
# Amount represents less than 0.1%.

                       See Notes to Financial Statements.

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                      DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                                      VALUE
  SHARES                                                             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.7%
AUSTRALIA - 5.0%
     42,800   Ci Technologies Group Ltd.+                          $    107,534
     48,844   Computer Power Group Ltd.+                                179,590
                                                                   ------------
                                                                        287,124
                                                                   ------------
AUSTRIA - 1.6%
      1,300   Austria Haustechnik AG+                                    42,193
        450   Semperit Holdings AG                                       49,430
                                                                   ------------
                                                                         91,623
                                                                   ------------
BELGIUM - 4.5%
        150   Deceuninck Plastics Industries SA                          48,489
        600   Ontex                                                      43,390
      1,500   Real Software                                              93,289
      3,000   Xeikon NV, ADR                                             70,500
                                                                   ------------
                                                                        255,668
                                                                   ------------
DENMARK - 1.7%
        200   Christian Hansen Holding, Class B                          28,440
      1,000   Neurosearch AS, New+                                       66,308
                                                                   ------------
                                                                         94,748
                                                                   ------------
FINLAND - 0.5%
        500   Helsingin Puhelin Oyj-e, Series E                          29,712
                                                                   ------------
FRANCE - 12.7%
      1,900   Avenir Telecom                                             76,462
        400   Cegid                                                      72,903
        700   Eurofins Scientific                                        50,081
      1,500   Guy Degrenne SA                                            74,584
      1,700   Infogrammes Entertainment SA+                             112,502
      2,784   Marionnaud Parfumeries SA                                 129,465
        450   UBI Soft Entertainment SA+                                 75,255
        598   Union Financiere de France Banque SA                       74,870
      1,000   Vranken Monopole                                           59,936
                                                                   ------------
                                                                        726,058
                                                                   ------------
GERMANY - 9.0%
        300   Aixtron AG                                                 55,180
        600   Deutsche Pfandbrief-und Hypothekenbank AG                  52,570
         50   EM.TV & Merchandising AG                                   28,685
        600   Intershop Communication AG                                 88,577
      1,500   Pfeiffer Vacuum Technology AG                              58,061
        900   Qiagen NV                                                  58,061
      1,000   SCM Microsystems, Inc.                                     73,814
        200   Ser Systems AG                                             65,532
        200   Teles AS                                                   33,246
                                                                   ------------
                                                                        513,726
                                                                   ------------
HONG KONG - 2.0%
    276,000   Techtronic Industries Company+                             49,161
     15,000   VTech Holdings Ltd.+                                       65,440
                                                                   ------------
                                                                        114,601
                                                                   ------------
IRELAND - 3.3%
     11,000   First Active Plc                                           57,261
     10,000   Green Property Plc                                         56,517
      2,000   Iona Technologies Plc, ADR                                 76,000
                                                                   ------------
                                                                        189,778
                                                                   ------------
ITALY - 7.3%
      3,000   Banca Popolare Di Bergamo                                  72,757
     12,500   Credito Fondiario E Industries                             33,264
     26,000   Gruppo Buffetti SpA                                        87,744
     13,000   Gruppo Editoriale L' Espresso SpA                         114,004
     59,000   Seat-Pagine Gialle SpA                                     55,665
     20,000   Trenno Societa SpA                                         50,742
                                                                   ------------
                                                                        414,176
                                                                   ------------
JAPAN - 2.0%
      2,000   Fuji Machine MFG Company, Ltd.                             63,183
      2,000   Meitec Corporation                                         49,909
                                                                   ------------
                                                                        113,092
                                                                   ------------
NETHERLANDS - 5.7%
      2,200   Beter Bed Holding NV                                       76,702
      1,800   Endemol Entertainment Holding NV                           66,684
      3,000   Magnus Holding NV                                          28,903
      1,600   Nutreco Holding NV+                                        63,022
      2,000   Ordina Beheer NV+                                          53,335
      1,500   Unique International NV                                    34,332
                                                                   ------------
                                                                        322,978
                                                                   ------------
NORWAY - 1.9%
      6,500   Ekornes ASA                                                51,326
      2,300   Kverneland ASA                                             56,604
                                                                   ------------
                                                                        107,930
                                                                   ------------
PORTUGAL - 1.7%
      1,000   Jeronimo Martins SA                                        54,730
        900   Sonae Investmentos                                         43,773
                                                                   ------------
                                                                         98,503
                                                                   ------------
SINGAPORE - 1.1%
     16,000   Venture Manufacturing Ltd.                                 61,054
                                                                   ------------
SPAIN - 4.9%
      2,500   Abengoa SA                                                 71,682
      1,500   Azkoyen SA                                                 53,828
      4,400   Corp Fin Reunida                                           63,932
      5,000   Funespana SA                                               88,833
                                                                   ------------
                                                                        278,275
                                                                   ------------
SWEDEN - 4.9%
      1,000   Assa Aboly AB, B Shares                                    38,155
      7,000   Citymail Sweden AB, A Shares                               54,279
      4,333   IBS AB, B Shares                                           87,996
      1,400   Scandic Hotels AB                                          51,349
      2,500   Sendit AB                                                  45,847
                                                                   ------------
                                                                        277,626
                                                                   ------------
SWITZERLAND - 4.1%
         10   Disetronic Holding AG                                      24,863
        250   Fotolabo SA                                                76,447
        250   Mikron Holdings AG, New Registered+                        49,964
        300   Valora Holding AG                                          81,143
                                                                   ------------
                                                                        232,417
                                                                   ------------
UNITED KINGDOM - 20.8%
      4,000   Bespak Plc                                                 61,818
     65,000   Budgens Plc                                                68,896
     10,000   DCS Group Plc                                              89,783
      6,000   Eidos Plc+                                                 93,774
      7,000   Filtronic Plc                                              70,122
     15,000   First Technology Plc                                       86,416
     17,000   Hogg Robinson Plc                                          58,367
     10,000   MSB International Plc                                      56,531
      9,000   Nestor Healthcare Group Plc                                61,576
     12,000   NXT Plc                                                    77,812
     30,000   Paragon Group Companies Plc                                74,819
     20,000   Pressac Holdings Plc                                       71,993
     30,000   Rebus Group Plc                                            56,864
     30,000   Rolfe & Nolan Plc                                          87,289
     25,000   Saatchi & Saatchi Plc+                                     57,154
     20,000   Skillsgroup Plc+                                           60,354
     60,000   VideoLogic Group Plc+                                      52,375
                                                                   ------------
                                                                      1,185,943
                                                                   ------------
TOTAL COMMON STOCKS (COST $5,103,623)                                 5,395,032
                                                                   ------------

PREFERRED STOCK -- 1.2% (COST $65,421)
GERMANY - 1.2%
      1,200   Sixt AG                                                    68,269
                                                                   ------------
TOTAL INVESTMENTS (COST $5,169,044*)                      95.9%       5,463,301

OTHER ASSETS AND LIABILITIES (NET)                         4.1          236,110
--------------------------------------------------------------------------------
NET ASSETS                                               100.0%    $  5,699,411
--------------------------------------------------------------------------------
* Aggregate cost for Federal tax purposes was $5,199,808.
+ Non-income producing security.

Abbreviation:
ADR  American Depositary Receipt

AT DECEMBER 31, 1998, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):
                                                        % OF NET      VALUE
INDUSTRY DIVERSIFICATION                                 ASSETS      (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
Data Processing and Reproduction                           13.5%   $    767,252
Electrical and Electronics                                 10.9         621,019
Business and Public Services                                9.8         559,556
Machinery and Engineering                                   8.3         473,419
Recreation, Other Consumer Goods                            6.3         357,307
Leisure and Tourism                                         5.2         299,645
Health and Personal Care                                    5.0         282,638
Merchandising                                               4.9         281,556
Telecommunications                                          4.9         281,332
Banking                                                     3.8         215,852
Financial Services                                          2.6         149,689
Broadcasting and Publishing                                 2.5         142,689
Wholesale and International Trade                           2.3         129,465
Appliances and Household Durables                           2.2         128,028
Food and Household Products                                 2.1         117,752
Multi-Industry                                              2.1         120,512
Utilities - Electric and Gas                                1.6          88,833
Industrial Components                                       1.5          87,585
Construction and Housing                                    1.3          71,682
Beverages and Tobacco                                       1.1          59,936
Real Estate                                                 1.0          56,517
Building Materials and Components                           0.9          48,489
Transportation - Shipping                                   0.9          54,279
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                        94.7       5,395,032
PREFERRED STOCK                                             1.2          68,269
--------------------------------------------------------------------------------
TOTAL INVESTMENTS                                          95.9%      5,463,301
OTHER ASSETS AND LIABILITIES (NET)                          4.1         236,110
--------------------------------------------------------------------------------
NET ASSETS                                                100.0%   $  5,699,411
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PANORAMA TRUST
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                      DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                                      VALUE
SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 89.8%
CROATIA - 5.1%
      5,000   Pliva D.D.                                           $     83,000
                                                                   ------------
CZECH REPUBLIC - 15.8%
      3,100   Ceske Energeticke Zavody AS+                               68,542
      2,000   Ceske Radiokomunikace, GDR+                                64,500
      6,700   Inzenyrske Prumyslove Stavby AS                            20,550
      4,950   SPT Telecom AS+                                            75,526
     16,500   Unipetrol AS                                               29,683
                                                                   ------------
                                                                        258,801
                                                                   ------------
HUNGARY - 32.7%
      1,600   Gedeon Richter RT, GDR                                     68,240
      4,450   MATAV RT, Sponsored ADR, Series B+                        132,666
      1,720   Mezogazdasagi Gepgyarto Reszvenytarsasag RT+               23,972
      5,300   Mol Magyar Olaj-es Gazipari RT, GDR                       146,413
      3,600   North American Bus Industries RT                           44,403
      1,500   OTP Bank RT, GDR                                           74,175
      1,000   Pannonplast RT                                             28,315
      2,000   Pick Szeged RT, GDR                                        17,200
                                                                   ------------
                                                                        535,384
                                                                   ------------
POLAND - 26.8%
      3,000   Bank Pekao SA                                              37,606
        900   Bank Rozwoju Eksportu SA                                   20,769
        400   Debica SA, Class A                                          5,926
      6,900   Elektrim SA                                                74,701
      4,400   Exbud SA+                                                  37,983
     15,000   KGHM Polska Miedz SA                                       53,419
      6,600   Kredyt Bank SA                                             21,436
      2,500   Mostostal-Warszawa SA                                      12,607
      7,500   Orbis SA+                                                  58,974
        730   Softbank SA, GDR                                           19,345
     11,500   Telekomunikacja Polska, GDR                                58,650
      3,850   Zaklady Metali Lekkich Kety+                               36,306
                                                                   ------------
                                                                        437,722
                                                                   ------------
RUSSIA - 9.4%
     22,000   AO Norilsk Nickel+                                         11,715
      2,000   Gazprom, ADR                                               16,950
      3,000   LUKOil Holding                                             12,150
        700   LUKOil Holdings, Sponsored ADR+                            11,200
     19,890   Rostelecom+                                                14,520
      8,600   Surgutneftegaz, ADR                                        28,810
      2,300   Unified Energy Systems, GDR                                 7,475
      3,950   Vimpel Communications, ADR                                 51,103
                                                                   ------------
                                                                        153,923
                                                                   ------------
TOTAL COMMON STOCKS (COST $1,846,273)                                 1,468,830
                                                                   ------------
TOTAL INVESTMENTS (COST $1,846,273*)                       89.8%      1,468,830

OTHER ASSETS AND LIABILITIES (NET)                         10.2         167,188
--------------------------------------------------------------------------------
NET ASSETS                                                100.0%     $1,636,018
--------------------------------------------------------------------------------

* Aggregate cost for Federal tax purposes was $1,858,682.
+ Non-income producing security.

Abbreviations:
ADR  American Depositary Receipt
GDR  Global Depositary Receipt

AT DECEMBER 31, 1998, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):
                                                        % OF NET      VALUE
INDUSTRY DIVERSIFICATION                                 ASSETS      (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
Telecommunications                                         24.3%   $    396,965
Energy Sources                                             12.1         198,573
Banking                                                     9.4         153,986
Health and Personal Care                                    9.2         151,240
Metals - Non Ferrous                                        6.2         101,440
Utilities - Electrical and Gas                              5.7          92,967
Wholesale and International Trade                           4.6          74,701
Construction and Housing                                    4.4          71,140
Leisure and Tourism                                         3.6          58,974
Business and Public Service                                 2.7          44,403
Industrial Components                                       1.8          29,898
Chemicals                                                   1.8          29,683
Building Materials and Components                           1.7          28,315
Data Processing and Reproduction                            1.2          19,345
Food & Household Products                                   1.1          17,200
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                        89.8       1,468,830
--------------------------------------------------------------------------------
TOTAL INVESTMENTS                                          89.8%      1,468,830
OTHER ASSETS AND LIABILITIES (NET)                         10.2         167,188
--------------------------------------------------------------------------------
NET ASSETS                                                100.0%   $  1,636,018
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
PICTET EASTERN EUROPEAN FUND
---------------------------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                                             DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------
                                                   PICTET GLOBAL   PICTET INTERNATIONAL     PICTET
                                                 EMERGING MARKETS    SMALL COMPANIES     EASTERN EUROPEAN
                                                      FUND                FUND                FUND
------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $94,350,634, $5,169,044
    and $1,846,273, respectively) (Note 1)
    See accompanying schedules                      $ 90,155,262        $5,463,301          $1,468,830
  Cash                                                 1,519,363            35,538              29,198
  Foreign currency (Cost $2,608,062, $0 and
    $7,873, respectively)                              2,616,278                --               7,568
  Receivable for investment securities sold            1,290,232           195,362             137,472
  Receivable from investment adviser (Note 2)                 --            27,465              25,123
  Dividends receivable                                   225,947            15,786               2,272
  Unamortized organization costs (Note 1)                 15,697               530               8,258
  Other assets                                                --                12                 699
------------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                        95,822,779         5,737,994           1,679,420
------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for investment securities purchased          1,163,459                --               7,568
  Investment advisory fee (Note 2)                       132,865                --                  --
  Payable for Fund shares redeemed                        32,625                --                  --
  Custodian fees payable (Note 2)                         36,582             2,229               2,663
  Administration fee payable (Note 2)                     17,041             1,187                 343
  Trustees' fees and expenses payable (Note 2)             5,809               342                  99
  Transfer agent fees payable (Note 2)                     1,966               116                  33
  Professional fees payable (Note 2)                      51,297            28,238              25,809
  Printing fees payable (Note 2)                          12,869             4,025               5,664
  Other accrued expenses and payables                      6,390             2,446               1,223
------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                    1,460,903            38,583              43,402
------------------------------------------------------------------------------------------------------
NET ASSETS                                          $ 94,361,876        $5,699,411          $1,636,018
------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Accumulated distributions in excess of net
    investment income (Note 1)                      $   (183,470)        $ (15,538)          $  (2,225)
  Accumulated net realized loss on investments
    sold (Note 1)                                    (63,813,302)         (389,194)           (534,282)
  Net unrealized appreciation/(depreciation)
    of investments and foreign currency
    related transactions                              (4,277,902)          292,583            (378,647)
  Par value                                              138,571             8,708               2,501
  Paid-in capital in excess of par value
    (Notes 1 and 4)                                  162,497,979         5,802,852           2,548,671
------------------------------------------------------------------------------------------------------
  TOTAL NET ASSETS                                  $ 94,361,876        $5,699,411          $1,636,018
------------------------------------------------------------------------------------------------------
  SHARES OF BENEFICIAL INTEREST OUTSTANDING
    (Note 4)                                          13,857,133           870,757             250,135
------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Net asset value, offering and redemption
    price per share (Note 4)                               $6.81             $6.55               $6.54
------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
PICTET EASTERN EUROPEAN FUND
---------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
---------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1998
                                                   PICTET GLOBAL   PICTET INTERNATIONAL     PICTET
                                                 EMERGING MARKETS    SMALL COMPANIES     EASTERN EUROPEAN
                                                      FUND                FUND                FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of
    $148,510, $42,811, and $1,987, respectively)      $  2,473,832       $  274,837          $  17,464
  Interest                                                 168,077           21,076              9,325
------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                2,641,909          295,913             26,789
------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)                       1,464,171          160,128             20,711
  Custodian fees (Note 2)                                  370,263           40,824             12,783
  Administration fee (Note 2)                              209,718           32,127              8,319
  Professional fees                                         60,996           30,825             25,957
  Transfer agent fees (Note 2)                              29,283           10,000              9,000
  Registration and filing fees (Note 2)                     19,352           15,896             12,103
  Trustees' fees and expenses (Note 2)                      25,527            2,988                359
  Amortization of organization costs (Note 1)                8,969              236                 --
  Other                                                    158,836           85,442             48,382
------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES BEFORE EXPENSE REDUCTION                2,347,115          378,466            137,614
------------------------------------------------------------------------------------------------------
  Fees waived and/or expenses reimbursed by
    investment advisor (Note 2)                           (351,157)        (187,047)          (109,999)
------------------------------------------------------------------------------------------------------
  NET EXPENSES                                           1,995,958          191,419             27,615
------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME/(LOSS)                               645,951          104,494               (826)
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (Notes 1 and 3):
  Net realized gain/(loss) on:
    Security transactions                              (60,365,269)       2,561,761           (534,282)
    Foreign currency contracts                            (109,140)          (5,195)            (1,220)
    Foreign currency related transactions
    including CPMF Tax (Note 1)                           (695,729)        (188,502)            (1,686)
------------------------------------------------------------------------------------------------------
  Net realized gain/(loss) on investments
    during the year                                    (61,170,138)       2,368,064           (537,188)
------------------------------------------------------------------------------------------------------
  Change in unrealized appreciation/(depreciation) of:
    Securities                                          30,939,235        1,305,068           (377,443)
    Foreign currency related transactions                   98,722            8,620             (1,204)
------------------------------------------------------------------------------------------------------
  Net unrealized appreciation/(depreciation) of
    investments during the year                         31,037,957        1,313,688           (378,647)
------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS                                      (30,132,181)        3,681,752           (915,835)
------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          $(29,486,230)       $3,786,246          $(916,661)
------------------------------------------------------------------------------------------------------
* Pictet Eastern European Fund commenced operations on April 7, 1998.

                       See Notes to Financial Statements

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED
INCREASE/(DECREASE) IN NET ASSETS FROM           DECEMBER 31,    DECEMBER 31,
  OPERATIONS:                                       1998            1997
--------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income                        $    645,951    $    664,177
  Net realized loss on investments during
    the year                                    (61,170,138)     (1,764,594)
  Change in unrealized appreciation/
    (depreciation) of investments during the
    year                                         31,037,957     (34,065,813)
--------------------------------------------------------------------------------
  Net decrease in net assets resulting from
    operations                                  (29,486,230)    (35,166,230)
  Distributions to shareholders:
    Distributions to shareholders from net
      investment income                                  --        (125,929)
    Distributions to shareholders in excess
      of net investment income                           --        (189,740)
    Distributions to shareholders in excess
      of net realized gains
      on investments                                     --      (2,187,788)
  Net increase/(decrease) in net assets from
    Fund share transactions (Note 4)            (67,073,603)    106,544,495
--------------------------------------------------------------------------------
  Net increase/(decrease) in net assets         (96,559,833)     68,874,808
NET ASSETS:
  Beginning of year                             190,921,709     122,046,901
--------------------------------------------------------------------------------
  End of year (including accumulated
    distributions in excess of net
    investment income of ($183,470) and
    ($95,221), respectively)                   $ 94,361,876    $190,921,709
--------------------------------------------------------------------------------

                       See Notes to Financial Statements

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED
                                                DECEMBER 31,    DECEMBER 31,
DECREASE IN NET ASSETS FROM OPERATIONS:             1998            1997
--------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income                        $    104,494    $    211,834
  Net realized gain/(loss) on investments
    during the year                               2,368,064        (935,106)
  Change in unrealized appreciation/
    (depreciation) of investments
    during the year                               1,313,688      (1,246,920)
--------------------------------------------------------------------------------
  Net increase/(decrease) in net assets
    resulting from operations                     3,786,246      (1,970,192)
  Distributions to shareholders:
    Distributions to shareholders from net
      investment income                                --          (211,834)
    Distributions in excess of net investment
      income                                           --          (106,650)
    Distributions from net realized gains on
      investments                                (1,857,131)           --
  Net increase/(decrease) in net assets from
    Fund share transactions (Note 4)            (20,002,739)        318,484
--------------------------------------------------------------------------------
  Net decrease in net assets                    (18,073,624)     (1,970,192)
NET ASSETS:
  Beginning of year                              23,773,035      25,743,227
--------------------------------------------------------------------------------
  End of year (including accumulated
    distributions in excess of net
    investment income of ($15,538) and
    ($132,257), respectively)                  $  5,699,411    $ 23,773,035
--------------------------------------------------------------------------------

                       See Notes to Financial Statements

PANORAMA TRUST
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                               PERIOD ENDED
INCREASE IN NET ASSETS FROM OPERATIONS:                     DECEMBER 31, 1998*
--------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment loss                                           $     (826)
  Net realized loss on investments during the period              (537,188)
  Change in unrealized depreciation of investments during
    the period                                                    (378,647)
--------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations            (916,661)
  Distributions to shareholders:
    Distributions in excess of net investment income               (16,740)
  Net increase in net assets from Fund share transactions
    (Note 4)                                                     2,569,419
--------------------------------------------------------------------------------
  Net increase in net assets                                     1,636,018
NET ASSETS:
  Beginning of period                                                    0
--------------------------------------------------------------------------------
  End of period (including accumulated distributions in
    excess of net investment income of ($2,225))                $1,636,018
--------------------------------------------------------------------------------
* Pictet Eastern European Fund commenced operations on April 7, 1998.

                       See Notes to Financial Statements

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                          YEAR               YEAR                YEAR               PERIOD
                                                          ENDED              ENDED               ENDED               ENDED
                                                        12/31/98            12/31/97          12/31/96(a)         12/31/95*(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $8.87              $10.13               $9.51              $10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.04                0.04                0.07                0.02
  Net realized and unrealized gain/(loss) on
    investments                                           (2.10)              (1.18)               0.71               (0.49)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          (2.06)              (1.14)               0.78               (0.47)
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  Distributions from net investment income                   --               (0.02)              (0.07)              (0.02)
  Distributions from net realized gains on
    investments                                              --               (0.10)              (0.09)                 --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          --               (0.12)              (0.16)              (0.02)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $6.81              $ 8.87              $10.13              $ 9.51
-----------------------------------------------------------------------------------------------------------------------------
Total return++                                         (23.22)%            (11.29)%               8.32%             (4.72)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
  Net assets, end of year (in 000's)                    $94,362            $190,922            $122,047              $9,623
  Ratio of operating expenses                             1.70%               1.70%               1.70%               1.95%+
  Ratio of operating expenses without waivers
    and/or reimbursements                                 2.00%               1.84%               2.20%               8.39%+
  Ratio of net investment income                          0.55%               0.32%               0.88%               0.68%+
  Ratio of net investment income/(loss)
    without waivers and/or reimbursements                 0.25%               0.18%               0.38%             (5.77)%+
  Portfolio turnover rate                                  123%                 77%                 48%                  5%

------------
  * Pictet Global Emerging Markets Fund commenced operations on October 4, 1995.
  + Annualized.
 ++ Total return represents aggregate total return for the period.
  # Amount represents less than $0.01 per share.
(a) Per share amounts have been restated to reflect the stock dividend of 9 additional shares for each share outstanding. On
    December 2, 1996, the Board of Trustees declared a stock dividend of nine additional shares for each share outstanding of the Pictet Global Emerging Markets Fund. The record date of the stock dividend was December 31, 1996, payable on
    January 1, 1997.

                       See Notes to Financial Statements

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
FOR A FUND SHARE OUTSTANDING THROUGHOUT THE YEAR.
                                                                 YEAR                     YEAR                    PERIOD
                                                                 ENDED                   ENDED                    ENDED
                                                                12/31/98                12/31/97                12/31/96*(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $ 9.24                  $10.15                   $10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.07+++                 0.08                     0.09
  Net realized and unrealized gain/(loss) on investments           0.41                   (0.86)                    0.20
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   0.48                   (0.78)                    0.29
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  Distributions from net investment income                           --                   (0.13)                   (0.12)
  Distributions from net realized gains on investments            (3.17)                     --                    (0.02)
  Distributions from capital                                         --                      --                    (0.00)#
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (3.17)                  (0.13)                   (0.14)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $6.55                  $ 9.24                   $10.15
-----------------------------------------------------------------------------------------------------------------------------
Total return++                                                    5.35%                 (7.68)%                    2.85%
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
  Net assets, end of year (in 000's)                             $5,699                 $23,773                  $25,743
  Ratio of operating expenses                                     1.20%                   1.20%                    1.20%+
  Ratio of operating expenses without waivers and
    reimbursements                                                2.36%                   2.20%                    2.46%+
  Ratio of net investment income                                  0.65%                   0.82%                    1.04%+
  Ratio of net investment loss without waivers and
    reimbursements                                              (0.52)%                 (0.18)%                  (0.22)%+
  Portfolio turnover rate                                          132%                     90%                      53%

------------
  * Pictet International Small Companies Fund commenced operations on February 7, 1996.
  + Annualized.
 ++ Total return represents aggregate total return for the period.
+++ Per share numbers have been calculated using the average share method.
  # Amount represents less than $0.01 per share.
(a) Per share amounts have been restated to reflect the stock dividend of 9 additional shares for each share outstanding. On
    December 2, 1996, the Board of Trustees declared a stock dividend of nine additional shares for each share outstanding of the Pictet International Small Companies Fund. The record date of the stock dividend was December 31, 1996, payable on January 1, 1997.

                       See Notes to Financial Statements

PANORAMA TRUST
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                                                                        PERIOD
                                                                        ENDED
                                                                      12/31/98*
-------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.00
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                                   (0.00)#
  Net realized and unrealized loss on investments                       (3.39)
-------------------------------------------------------------------------------
Total from investment operations                                        (3.39)
-------------------------------------------------------------------------------
Distributions to shareholders:
  Distributions from net investment income                              (0.07)
-------------------------------------------------------------------------------
Total distributions                                                     (0.07)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $ 6.54
-------------------------------------------------------------------------------
Total return++                                                       (33.93)%
-------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
  Net assets, end of period (in 000's)                                 $1,636
  Ratio of operating expenses                                           2.00%+
  Ratio of operating expenses without waivers and reimbursements        9.97%+
  Ratio of net investment loss                                        (0.06)%+
  Ratio of net investment loss without waivers and reimbursements     (8.03)%+
  Portfolio turnover rate                                                 91%

------------
 * Pictet Eastern European Fund commenced operations on April 7, 1998. + Annualized.
++ Total return represents aggregate total return for the period.
 # Amount represents less than $0.01 per share.

                       See Notes to Financial Statements

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

    Panorama Trust (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is a no-load, diversified, open-end management investment company which currently offers shares of three series, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund and Pictet Eastern European Fund (individually, a "Fund" collectively, the "Funds"). The accompanying financial statements and financial highlights are those of the Funds. The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies followed consistently by the Funds in the preparation of their financial statements.

    Securities Valuations: Equity securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price as of the close of the New York Stock Exchange's regular trading hours on the day the valuation is made. Generally, securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid-price between the current bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the bid and asked prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Board of Trustees. In the absence of readily ascertainable market values for such securities, inherent uncertainty of valuation exists. Methods for valuing these securities may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material. One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of the Funds. Short-term investments that mature in 60 days or less are valued at amortized cost.

    Repurchase Agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund pays a counterparty cash for, and takes possession of, a debt obligation and the seller agrees to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral held by the Fund, at all times, is at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund generally has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

    Foreign Currency Contracts: Each Fund may enter into forward foreign currency exchange contracts to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of the portfolio securities of the Fund or adversely affect the prices of securities which the Fund intends to purchase or sell at a later date. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds' investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, such Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Each Fund may enter into spot foreign currency exchange contracts for the purchase or sale of securities denominated in foreign currencies to "lock" in the U.S. exchange rate of the transaction covering the period between trade date and settlement date.

    Foreign Currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

    Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

    Dividends and Distributions to Shareholders: Distributions from net investment income, if any, are declared and paid annually. The Funds' net realized capital gain (including net short-term capital gain), unless offset by any available capital loss carryforward, is distributed to shareholders annually. Additional distributions of net investment income and capital gain may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible Federal excise tax. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to timing differences and differing characterization of distributions made by a Fund. Dividends and other distributions are reinvested automatically in additional shares of the Funds at the net asset value next determined after such dividend or distribution is declared.

    Permanent differences incurred during the year ended December 31, 1998, resulting from differences in book and tax accounting have been reclassified at year end as follows:

                                                                      INCREASE/(DECREASE)     INCREASE/(DECREASE)
                                                    DECREASE             UNDISTRIBUTED            ACCUMULATED
                                                    PAID-IN              NET INVESTMENT           NET REALIZED
                                                    CAPITAL                  INCOME               GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund                $(70,669)               $(734,200)               $804,869
Pictet International Small Companies Fund            (1,728)                  12,225                 (10,497)
Pictet Eastern European Fund                        (18,247)                  15,341                   2,906

    Taxation: Each Fund intends to qualify each year as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to shareholders. Therefore, no Federal income tax provision is required.

    Pictet Global Emerging Markets Fund is also subject to a 0.20% Contribuicao Provisoria sobre Movimentacos Financeiras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market. This tax of $72,424 has been reported as part of the net realized loss from foreign currency related transactions for the year ended December 31, 1998.

    Organization Costs: Expenses incurred in connection with the organization of certain Funds are being amortized on the straight-line method over a period of five years from the commencement of operations. In the event that any of the shares issued by the Funds are redeemed by any holders thereof during such amortization period, the redemption proceeds will be reduced by any unamortized costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of the redemption.

    Expenses: General expenses of the Trust are allocated among the Funds based upon relative net assets. Operating expenses directly attributable to a Fund are charged to that Fund's operations.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER PARTY TRANSACTIONS.

    The Trust, on behalf of the Funds, has entered into an investment advisory agreement (the "Advisory Agreement") with Pictet International Management Limited ("Pictet International"), a wholly-owned subsidiary of Pictet (Canada) & Company ("Pictet Canada"). Pictet Canada is a partnership, whose principal activity is investment accounting, custody and securities brokerage. Pictet Canada has two general partners, Pictet Advisory Services Overseas and FINGEST, and six limited partners, each of whom is also a partner of Pictet & Cie, a Swiss private bank founded in 1805. Under the terms of the Advisory Agreement, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund and Pictet Eastern European Fund pay Pictet International a fee, computed daily and payable quarterly, at an annual rate of 1.25%, 1.00% and 1.50%, respectively, of the average daily net assets of each Fund. Pictet International has voluntarily agreed to waive its fees and reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses of Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund and Pictet Eastern European Fund do not exceed 1.70%, 1.20% and 2.00%, respectively, of each Fund's average daily net assets.

    First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Trust's administrator, accounting agent and transfer agent. Investor Services Group, as accounting agent, is paid a fee computed daily and payable monthly at an annual rate of 0.04% of the average daily net assets of each Fund, subject to a $50,000 annual minimum from each Fund. For administration services, Investor Services Group is entitled to receive $220,000 per annum from the Trust. In addition, for its services as transfer agent, Investor Services Group is paid separate compensation.

    For the period ended December 31, 1998, Pictet International and Investor Services Group either waived fees or reimbursed expenses as follows:

                                                  INVESTOR                               PICTET
                                                  SERVICES            PICTET          INTERNATIONAL
                                                    GROUP          INTERNATIONAL        EXPENSES
                                                 FEES WAIVED        FEES WAIVED        REIMBURSED            TOTAL
-------------------------------------------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund                $ 2,172           $348,985            $ --              $351,157
Pictet International Small Companies Fund            9,654            160,128             17,265            187,047
Pictet Eastern European Fund                        10,161             20,711             79,127            109,999

    No officer, director or employee of Pictet International, First Data Investor Services Group, Inc., or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or officer of the Trust. The Trust pays each Trustee who is not an affiliated person of Pictet International an annual fee of $5,000, plus an additional $500 for each board and committee meeting attended. The Trust also reimburses expenses incurred by each Trustee in attending such meetings.

    Brown Brothers Harriman & Co. serves as the Funds' custodian. First Data Distributors, Inc., a wholly-owned subsidiary of Investor Services Group, serves as the Funds' principal underwriter and distributor.

3. PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of investment securities, excluding short-term securities and U.S. Government securities, for the year ended December 31, 1998 were as follows:

                                                                                                     PURCHASES            SALES
----------------------------------------------------------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund                                                                $139,706,468       $202,977,313
Pictet International Small Companies Fund                                                            19,698,550         41,242,795
Pictet Eastern European Fund                                                                          3,748,612          1,367,367

    At December 31, 1998, aggregate gross unrealized appreciation and unrealized depreciation for tax purposes were as follows:


                                                                                                     TAX BASIS          TAX BASIS
                                                                                                    UNREALIZED         UNREALIZED
                                                                                                   APPRECIATION       DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund                                                                 $12,151,760        $17,128,993
Pictet International Small Companies Fund                                                              651,518             388,025
Pictet Eastern European Fund                                                                            57,784             447,636

4. SHARES OF BENEFICIAL INTEREST

    Each Fund has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares is authorized. Transactions in shares of beneficial interest were as follows:

                                                                       YEAR ENDED                           YEAR ENDED
                                                                    DECEMBER 31, 1998                    DECEMBER 31, 1997
                                                                SHARES             AMOUNT            SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund:
Sold                                                            4,881,501        $ 34,840,805        9,649,457        $108,632,793
Issued as reinvestment of dividends                                    --                  --          284,465           2,503,293
Redeemed                                                      (12,555,938)       (101,914,408)        (453,312)         (4,591,591)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                        (7,674,437)       $(67,073,603)       9,480,610        $106,544,495
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       YEAR ENDED                           YEAR ENDED
                                                                    DECEMBER 31, 1998                    DECEMBER 31, 1997
                                                               SHARES             AMOUNT            SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Pictet International Small Companies Fund:
Sold                                                              922,708        $ 10,125,000               --                  --
Issued as reinvestment of dividends                               284,836           1,857,130           34,641        $    318,484
Redeemed                                                       (2,908,938)        (31,984,869)              --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                        (1,701,394)       $(20,002,739)          34,641        $    318,484
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      PERIOD ENDED
                                                                   DECEMBER 31, 1998*
                                                               SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Pictet Eastern European Fund:
Sold                                                            291,402          $  2,843,760
Issued as reinvestment of dividends                               2,134                14,129
Redeemed                                                        (43,401)             (288,470)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                    250,135          $  2,569,419
-----------------------------------------------------------------------------------------------------------------------------------

* The Pictet Eastern European Fund commenced operations on April 7, 1998.

    At December 31, 1998 Pictet Global Emerging Markets Fund had 4 institutional shareholders owning 36.88%, 27.33% 12.56% and 11.38%, respectively, of the outstanding shares of beneficial interest of the Fund.

    At December 31, 1998 Pictet International Small Companies Fund had 1 institutional shareholder owning 98.54% of the outstanding shares of beneficial interest of the Fund.

    At December 31, 1998 Pictet Eastern European Fund had 1 institutional shareholder owning 15.02% of the outstanding shares of beneficial interest of the Fund.

5. FOREIGN SECURITIES

    Pictet Global Emerging Markets Fund invests primarily in foreign emerging markets securities, Pictet International Small Companies Fund invests primarily in foreign securities and Pictet Eastern European Fund invests primarily in Eastern European equity securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include re-valuation of currencies, less reliable information about issuers, varying securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

6. POST OCTOBER LOSS

    Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 1998, the Funds elected to defer capital losses and currency losses occurring between November 1, 1998 and December 31, 1998 as follows:

                                              CAPITAL LOSSES     CURRENCY LOSSES
--------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund             $2,450,647          $183,465
Pictet International Small Companies Fund          376,173             7,622
Pictet Eastern European Fund                        --                 2,225

    Such losses will be treated as arising on the first day of the year ending December 31, 1999.

7. CAPITAL LOSS CARRYFORWARDS

    At December 31, 1998 the following Funds had available for Federal income tax purposes unused capital losses as follows:
                                                             EXPIRING IN 2006
------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund                             $60,580,799
Pictet Eastern European Fund                                        521,873

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and the Shareholders of Panorama Trust:

    In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material aspects, the financial position of each of the series of the Panorama Trust (in this report comprised of Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund and Pictet Eastern European
Fund) (the "Funds") at December 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                    PricewaterhouseCoopers LLP

Boston, Massachusetts
March 12, 1999